UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Dynavax Technologies Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rule 14a-6(i)(1) and 0-11.

This Schedule 14A filing consists of the following email distributed by Dynavax Technologies Corporation (the “Company”) to its employees in connection with the Company’s 2025 Annual Meeting of Stockholders. The email was first used or made available after 3:20pm ET on June 5, 2025.

Subject: Important Reminder Ahead of June 11 Annual Meeting

Team,

Our Annual Meeting of Stockholders is less than one week away on June 11. For those of you who are Dynavax stockholders and have already voted – thank you! For those of you who haven’t yet voted, there is still time and we encourage you to do so as soon as possible. I have pasted some instructions below for your reference and if you have any questions, please contact our proxy solicitor, MacKenzie Partners, who can answer any questions you have at 1 (800) 322-2885.

Over the last few days, three independent proxy advisory firms have issued reports and provided voting recommendations to institutional shareholders. We received full support from two firms (ISS and Egan-Jones), which is important recognition of our team, strategy and value we are delivering to our stakeholders, and the third firm (Glass Lewis) split its recommendation. As always, thank you all for your hard work and dedication! Let’s all keep up the great work and energy we bring every day.

Voting Instructions

•

Step 1 – Use the GOLD proxy card from Dynavax. Deep Track’s proxy materials contain a white proxy card that we encourage you to disregard and NOT use to vote. If you have already voted using Deep Track’s white proxy card, you have the right to change your vote and revoke your prior submitted proxy by voting using Dynavax’s gold proxy card or voting instruction form (follow the instructions provided below).

•	Step 2 – Cast your vote.

•

Proposal #1: The Board recommends that stockholders vote “FOR” all four of Dynavax’s director nominees only – Brent MacGregor, Scott Myers, Lauren Silvernail and Elaine Sun. You may mark “FOR” votes for only up to four nominees.

•	Proposals #2, #3 and #4: The Board recommends that stockholders vote “FOR” Proposals #2, #3 and #4.

•	Proposal #5: The Board recommends that stockholders vote “AGAINST” Proposal #5.

•

Step 3 – Submit your vote. You can submit your vote using one of the following four methods, though email, telephone or internet will be the quickest way to do so and will ensure your vote is cast on time. You only have to vote once.

•	By mail: Complete, sign, date and return the GOLD proxy card or voting instruction form in the postage-paid envelope provided.

•

By internet: The GOLD proxy card or voting instruction form you received includes a URL to submit your votes electronically. Then, follow the instructions on the voting website. You will be required to provide the unique control number on your proxy card or voting instruction form. If you want to vote by internet, you must submit your vote by 8:59 p.m. PT on June 10.

•	By telephone: Please call our proxy solicitor, MacKenzie Partners, at 1 (800) 322-2885. You will be required to provide the unique control numbers on your proxy card or voting instruction form.

•

By e-mail: If you received proxy materials via e-mail, the e-mail message included a link with instructions on how to vote. You will be required to provide the unique control numbers on your proxy card or voting instruction form.

If you hold Dynavax shares in more than one account (e.g., through our employee savings plan, in registered name or through a personal bank or brokerage account), you’ll receive separate GOLD proxy cards or voting instruction forms for each account. To ensure all your shares are represented, please submit your vote for each account in which you hold shares.

Thank you,

Ryan

Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to a number of risks and uncertainties. All statements that are not historical facts are forward-looking statements. Forward-looking statements can generally be identified by the use of words such as “continue,” “expect,” “will,” “plan,” “would” and similar expressions, or the negatives thereof, or they may use future dates. Forward-looking statements made in this document include statements regarding delivering value for our stockholders, our business strategy and long-term performance. Actual results may differ materially from those set forth in this communication due to the risks and uncertainties inherent in our business, including, the risk that circumstances surrounding or leading up to our 2025 Annual Meeting may change risks related to the implementation of our long-term growth objectives, as well as other risks detailed in the “Risk Factors” section of our Quarterly Report on Form 10-Q for the three months ended March 31, 2025 and any periodic filings made thereafter, as well as discussions of potential risks, uncertainties and other important factors in our other filings with the U.S. Securities and Exchange Commission. These forward-looking statements are made as of the date hereof, are qualified in their entirety by this cautionary statement and we undertake no obligation to revise or update information herein to reflect events or circumstances in the future, even if new information becomes available. Information on Dynavax’s website at www.dynavax.com is not incorporated by reference in our current periodic reports with the SEC.

Important Additional Information and Where to Find It

On April 17, 2025, the Company filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) and form of accompanying GOLD proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its 2025 Annual Meeting and its solicitation of proxies for the Company’s director nominees and for other matters to be voted on. The Company may also file other relevant documents with the SEC regarding its solicitation of proxies for the 2025 Annual Meeting. This communication is not a substitute for any proxy statement or other document that the Company has filed or may file with the SEC in connection with any solicitation by the Company. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, ACCOMPANYING GOLD PROXY CARD AND OTHER RELEVANT DOCUMENTS FILED WITH, OR FURNISHED TO, THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a copy of the Proxy Statement, accompanying GOLD proxy card, any amendments or supplements to the Proxy Statement and any other relevant documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at https://investors.dynavax.com/sec-filings.

Certain Information Regarding Participants

This communication is neither a solicitation of a proxy or consent nor a substitute for any proxy statement or other filings that may be made with the SEC. The Company, its directors, its director nominees and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies for the 2025 Annual Meeting. Information regarding the names of such persons and their respective direct or indirect interests in the Company, by securities holdings or otherwise, is available in the Proxy Statement, which was filed with the SEC on April 17, 2025, including in the sections captioned “Compensation Discussion and Analysis,” “Summary Compensation Table,” “Grants of Plan Based Awards,” “Outstanding Equity Awards at Fiscal Year End,” “Pay Ratio Disclosure,” “Director Compensation,” “Certain Transactions,” “Security Ownership of Certain Beneficial Owners and Management,” and “Supplemental Information Regarding Participants in the Solicitation.” To the extent that the Company’s directors and executive officers have acquired or disposed of securities holdings since the applicable “as of” date disclosed in the Proxy Statement, such transactions have been or will be reflected on Statements of Changes in Ownership of Securities on Form 4 or Initial Statements of Beneficial Ownership of Securities on Form 3 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.